UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2017

Commission File Number: 00052886

EASTGATE BIOTECH CORP.
(Exact name of small business issuer as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

87-0639378

(IRS Employer Identification No.)

2203-65 Harbour Square|Toronto, Ontario|Canada M5J 2L4

(Address of principal executive offices)

(647) 692-0652

(Registrant's Telephone number)

__________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2017, EastGate Biotech Corp. (the “Company”) entered into a Settlement Agreement with Northbridge Financial, Inc. (“Northbridge”), whereby Northbridge acquired liabilities of the Company in the amount of $724,108.50 (the “Debt”), which was owed by the Company to third parties related to debts related to the Company’s outstanding liabilities. The Company and Northbridge then entered into an Order Granting Approval of the Settlement Agreement, and Northbridge converted the Debt pursuant to a 3(a)(10) exemption into 140,000,000 shares of the Company’s common stock.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EastGate Biotech Corp. (Registrant)

Date:	By:	/s/ Anna Gluskin
	Title:	Chairman and Chief Executive Officer

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FORWARD-LOOKING STATEMENTS

This report contains information that may constitute ‘‘forward-looking statements.’’ Generally, the words ‘‘believe,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘estimate,’’ ‘‘anticipate,’’ ‘‘project,’’ ‘‘will’’ and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in EastGate Biotech Corp. annual Form 10K filings and those described from time to time in our future reports filed with the Securities and Exchange Commission.

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